UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 5, 2011

DOLBY LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32431	90-0199783
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Potrero Avenue San Francisco, CA 94103-4813
(Address of principal executive offices) (Zip Code)

(415) 558-0200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

ITEM 2.02 Results of Operations and Financial Condition.

The following information is intended to be furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On May 5, 2011, Dolby Laboratories, Inc. (the “Company”) issued a press release announcing its financial results for its second fiscal quarter ended April 1, 2011. The full text of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

Statements and Exhibits

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Dolby Laboratories, Inc. dated May 5, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLBY LABORATORIES, INC.

		By:	/s/ Murray J. Demo
Murray J. Demo
Chief Financial Officer

Date:	May 5, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Dolby Laboratories, Inc. dated May 5, 2011

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